UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)
Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.)

1600 NE Miami Gardens Drive
North Miami Beach, Florida	33179

(Address of principal executive offices)	(Zip Code)
(305) 947-1664

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with Jeffrey S. Olson
     On August 9, 2010 (the “Execution Date”), Equity One, Inc., a Maryland corporation (“Equity One” or the “Company”), entered into an employment agreement (the “Employment Agreement”) with Jeffrey S. Olson, the Company’s Chief Executive Officer and a director, which will be effective as of January 1, 2011 (the “Effective Date”). Pursuant to the Employment Agreement, Mr. Olson will continue to serve as the Chief Executive Officer of the Company for the term of the Employment Agreement. The initial term of the Employment Agreement ends December 31, 2014 and will automatically renew for successive one-year periods unless either party gives the other written notice at least six months before the expiration of the applicable term of that party’s intent to let the Employment Agreement expire (the “Employment Period”). The Company has also agreed to use reasonable good faith efforts to cause Mr. Olson to be elected as a member of the board of directors of the Company (the “Board”) during the Employment Period, unless Mr. Olson has been removed from the Board for “Cause” (as defined in the Company’s charter) or has not been elected to the Board at a prior annual meeting of shareholders of the Company for the election of members to the Board.
     During the Employment Period, Mr. Olson will receive an annual base salary of not less than $975,000 (the “Base Salary”) and an annual cash bonus (the “Bonus”) determined by the Company’s Compensation Committee (the “Compensation Committee”) based on, among other things, the Company’s achievement of certain performance levels (the “Performance Levels”) established from time to time by the Compensation Committee, which Performance Levels may include, without limitation, growth of earnings, funds from operations per share of Company stock, earnings per share of Company stock and Mr. Olson’s performance and contribution to increasing funds from operations. The amount of the Bonus payable for any calendar year of the Employment Period may not exceed the Base Salary for such calendar year, and it is anticipated that the Performance Levels will be set for each calendar year of the Employment Period so that Mr. Olson can reasonably be expected to earn a Bonus for such calendar year in an amount equal to 50% of the Base Salary for such calendar year.
     On the Execution Date, the Company granted to Mr. Olson:
•	116,482 shares of the Company’s restricted common stock (the “Non-Contingent Shares”), of which (i) 10,121 shares will vest on the Effective Date; (ii) 53,181 shares will vest on December 31, 2012; and (iii) 53,180 shares will vest on December 31, 2014, in each case if either Mr. Olson is then employed by the Company under the Employment Agreement or such shares otherwise vest pursuant to the terms thereof; and

•	582,412 shares of the Company’s restricted common stock (the “Contingent Shares” and with the Non-Contingent Shares, the “Restricted Shares”), (i) all of which will vest on December 31, 2014 if both (a) Mr. Olson is then employed by the Company under the Employment Agreement and (b) the total shareholder return of the Company for the period commencing on the Effective Date and ending December 31, 2014 (or such shorter time as provided in the Employment Agreement) (1) exceeds the average total shareholder return of a group of peer companies by at least 300 basis points and (2) equals or exceeds 9%; or (ii) one-half of which will vest on December 31, 2014 if both (y) Mr. Olson is then employed by the Company under the Employment Agreement and (z) the total shareholder return of the Company for the period commencing on the Effective Date and ending December 31, 2014 (or such shorter time as provided in the Employment Agreement) (1) exceeds the average total shareholder return of a group of peer companies by at least 150 basis points and (2) equals or exceeds 6%.

     Mr. Olson is not entitled to receive on or with respect to any Restricted Shares any regular quarterly cash dividends that are declared by the Board and payable or distributable to the Company’s stockholders of record prior to the Effective Date, or to vote any Restricted Shares prior to the Effective Date, but (notwithstanding that such Restricted Shares have not vested) Mr. Olson will be entitled to receive on or with respect to such Restricted Shares (i) any special or extraordinary dividend or distribution to the Company’s stockholders of record on or after the Execution Date and through the last day of the Employment Period and, if such Restricted Shares have become vested, thereafter and (ii) any regular quarterly cash dividends to the Company’s stockholders of record on or after the Effective Date and through the last day of the Employment Period and, if such Restricted Shares have become vested, thereafter.
     The Employment Agreement provides that Mr. Olson will be entitled to other customary benefits, including those generally available to senior executive officers of the Company.
     If Mr. Olson’s employment is terminated due to death or Disability (as defined in the Employment Agreement), Mr. Olson or his estate will be entitled to a lump-sum payment as soon as practicable following the date of termination equal to (i) his unpaid Base Salary and accrued vacation pay through the date of termination and (ii) his Base Salary through the earlier to occur of the 120th day following the date of termination or the end of the Employment Period. All unvested stock options granted to Mr. Olson that would have vested during the 90-day period following the date of termination and in any event on or prior to December 31, 2014 will fully vest as of the date of termination and certain portions of each of the Contingent Shares and the Non-Contingent Shares will vest as of the date of termination, as set forth in the Employment Agreement. In addition, medical, dental and life insurance benefits for Mr. Olson (in the case of termination for Disability), his spouse and dependents must be continued by the Company for the 90-day period following the date of termination, or, if earlier, December 31, 2014.
     If Mr. Olson’s employment is terminated (i) by the Company “without Cause,” or (ii) by Mr. Olson for “Good Reason” (as such terms are defined in the Employment Agreement), Mr. Olson will be entitled to, as soon as practicable following the date of termination, (a) his unpaid Base Salary and accrued vacation pay through the date of termination and (b) a lump-sum payment equal to the lesser of (1) his then-current Base Salary for the balance of the Employment Period without giving effect to an earlier termination of the Employment Period or the Employment Agreement or (2) his average annual Bonus, if any, for the three most recently completed calendar years plus two times his then current Base Salary (provided, however, that, if a Change in Control (as defined in the Employment Agreement) shall have occurred within 12 months prior to the date of termination, the amount provided for in this clause (2) will be increased to an amount equal to Mr. Olson’s average annual Bonus, if any, for the three most recently completed calendar years plus two and nine-tenths times his then-current Base Salary). All unvested stock options granted to Mr. Olson that would have vested on or prior to December 31, 2014 and all of the Non-Contingent Shares will fully vest as of the date of termination and a certain portion of the Contingent Shares will vest as of the date of termination, as set forth in the Employment Agreement. In addition, medical, dental and life insurance benefits for Mr. Olson, his spouse and dependents must be continued by the Company for a period of up to three years following the date of termination.

     In addition, if Mr. Olson’s employment terminates for any reason after the end of any calendar year for which a Bonus is payable under the Employment Agreement, then Mr. Olson will be entitled to receive that Bonus even if his termination preceded the payment date for such Bonus.
     Mr. Olson has also agreed to refrain from certain activities for one year following specified termination events under the Employment Agreement, including direct competition with the Company and the solicitation of employees of the Company. The Company has also agreed to indemnify Mr. Olson for liabilities resulting from his employment by the Company under the Employment Agreement.
     Simultaneously with the execution of the Employment Agreement, the Company and Mr. Olson entered into a First Amendment to Amended and Restated Employment Agreement and Restricted Stock Agreement, dated as of August 9, 2010 (the “Olson Agreement Amendment”), which amended that certain Amended and Restated Employment Agreement, dated as of September 5, 2006, between the Company and Mr. Olson, and that certain Restricted Stock Agreement, dated as of September 5, 2006, between the Company and Mr. Olson, in order to modify the vesting period for 24,921 shares of the Company’s restricted common stock granted to Mr. Olson in connection with his prior employment agreement.
Chairman Compensation Agreement with Chaim Katzman
     Also on August 9, 2010, the Company entered into a chairman compensation agreement (the “Chairman Compensation Agreement”) with Chaim Katzman, the Company’s Chairman of the Board, which, except as specified therein, is effective as of the Effective Date. Pursuant to the Chairman Compensation Agreement, Mr. Katzman will continue to serve as the Chairman of the Board of the Company for the term of the Chairman Compensation Agreement, subject to his election to the Board and as Chairman thereof. The initial term of the Chairman Compensation Agreement ends December 31, 2014 and will automatically renew for successive one-year periods unless either party gives the other written notice at least 90 days before the expiration of the applicable term of that party’s intent not to renew the Chairman Compensation Agreement (the “Term”). The Company has agreed to use reasonable good faith efforts to cause Mr. Katzman to be elected as a member of the Board during the Term unless Mr. Katzman has been removed from the Board for “Cause” (as defined in the Company’s charter) or has not been elected to the Board at a prior annual meeting of shareholders of the Company for the election of members to the Board.
     During the Term, Mr. Katzman will be eligible to receive an annual bonus in an amount to be determined in the discretion of the Compensation Committee.

     On the Execution Date, the Company granted to Mr. Katzman 380,000 shares of the Company’s restricted common stock (the “Katzman Shares”) pursuant to a restricted stock agreement (the “Restricted Stock Agreement”), dated as of August 9, 2010, by and between the Company and Mr. Katzman. Subject to the continued retention of Mr. Katzman under the Chairman Compensation Agreement on the Effective Date and as of each respective “Vesting Date,” the Katzman Shares will vest as follows: (i) 31,250 shares on the Effective Date; (ii) 7,266 shares on the first day of each calendar month beginning February 2011 and ending December 2014; and (iii) 7,248 shares on December 31, 2014. Mr. Katzman is not entitled to receive on or with respect to any Katzman Shares any regular quarterly cash dividends that are declared by the Board and payable or distributable to the Company’s stockholders of record prior to the Effective Date, or to vote any Katzman Shares prior to the Effective Date, but (notwithstanding that such Katzman Shares have not vested) Mr. Katzman will be entitled to receive with respect to such Katzman Shares (i) any special or extraordinary dividend or distribution to the Company’s stockholders of record on or after the Execution Date and through the last day of the Term and, if such Katzman Shares have become vested, thereafter and (ii) any regular quarterly cash dividends to the Company’s stockholders of record on or after the Effective Date and through the last day of the Term and, if such Restricted Shares have become vested, thereafter.
     The Company also granted to Mr. Katzman the right to register any or all securities (including stock options) of the Company held by Mr. Katzman at any time during the Term the Company proposes to register any of its securities under the Securities Act of 1933, as amended.
     If the Chairman Compensation Agreement is terminated due to death or Disability (as defined in the Chairman Compensation Agreement) of Mr. Katzman, all unvested stock options and unvested shares of restricted stock granted to Mr. Katzman prior to the date of termination that would have vested during the 90-day period following his death or Disability will fully vest as of the date of termination. If the Chairman Compensation Agreement is terminated (i) by the Company “without Cause,” or (ii) by Mr. Katzman for “Good Reason” (as such terms are defined in the Chairman Compensation Agreement), all unvested stock options and unvested shares of restricted stock granted to Mr. Katzman prior to the date of termination that would have vested at any time in the 365 days following the date of termination will fully vest as of the date of termination. If the Chairman Compensation Agreement is terminated (i) by the Company “with Cause,” or (ii) by Mr. Katzman other than for “Good Reason” (as such terms are defined in the Chairman Compensation Agreement), all unvested stock options and unvested shares of restricted stock granted to Mr. Katzman prior to the date of termination that would have vested in the calendar month when the date of termination occurs will fully vest as of the date of termination. If the Chairman Compensation Agreement is terminated prior to the Effective Date, none of the Katzman Shares will be or become vested and all such Katzman Shares will be forfeited, returned to the Company and, at the Company’s election, may be cancelled by the Company.
     If the Chairman Compensation Agreement is terminated for any reason, Mr. Katzman will be entitled to receive any bonus or other compensation that has been earned or declared, but not yet paid, as of the date of termination.

     Under the Chairman Compensation Agreement, the Company has the right to elect, within 20 days following the date of termination of the Chairman Compensation Agreement, to redeem any shares of restricted stock that will vest specifically as a result of the termination of the Chairman Compensation Agreement for an amount equal to the average closing price of the Company’s common stock on the principal stock exchanges on which such common stock is then listed and traded during the ten trading days prior to the date of termination.
     Simultaneously with the execution of the Chairman Compensation Agreement, the Company and Mr. Katzman entered into a First Amendment to Chairman Compensation Agreement and Restricted Stock Agreement, dated as of August 9, 2010 (the “Katzman Agreement Amendment”), which amended that certain Chairman Compensation Agreement, dated as of January 1, 2007, between the Company and Mr. Katzman, and that certain Restricted Stock Agreement, dated as of January 1, 2007, between the Company and Mr. Katzman, in order to modify the vesting period for 75,000 shares of the Company’s restricted common stock granted to Mr. Katzman in connection with the prior chairman compensation agreement.
     The Employment Agreement, Olson Agreement Amendment, Chairman Compensation Agreement, Katzman Agreement Amendment and Restricted Stock Agreement were negotiated and approved by the Compensation Committee with the advice and assistance of independent counsel and an independent compensation consultant.
     The foregoing description of the Employment Agreement, Olson Agreement Amendment, Chairman Compensation Agreement, Katzman Agreement Amendment and Restricted Stock Agreement is only a summary and is qualified in its entirety by reference to the full text of the Employment Agreement, Olson Agreement Amendment, Chairman Compensation Agreement, Katzman Agreement Amendment and Restricted Stock Agreement, which are filed as Exhibits 10.1 through 10.5, respectively, to this Current Report on Form 8-K, and each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Employment Agreement, dated as of August 9, 2010 and effective as of January 1, 2011, by and between Equity One, Inc. and Jeffrey S. Olson.

10.2	First Amendment to Amended and Restated Employment Agreement and Restricted Stock Agreement, dated as of August 9, 2010, by and between Equity One, Inc. and Jeffrey S. Olson.

10.3	Chairman Compensation Agreement, dated as of August 9, 2010 and, except as otherwise specifically provided therein, effective as of January 1, 2011, by and between Equity One, Inc. and Chaim Katzman.

10.4	First Amendment to Chairman Compensation Agreement and Restricted Stock Agreement, dated as of August 9, 2010, by and between Equity One, Inc. and Chaim Katzman.

10.5	Restricted Stock Agreement, effective as of August 9, 2010, by and between Equity One, Inc. and Chaim Katzman.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: August 12, 2010	By:	/s/ Arthur L. Gallagher
Arthur L. Gallagher
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of August 9, 2010 and effective as of January 1, 2011, by and between Equity One, Inc. and Jeffrey S. Olson.

10.2	First Amendment to Amended and Restated Employment Agreement and Restricted Stock Agreement, dated as of August 9, 2010, by and between Equity One, Inc. and Jeffrey S. Olson.

10.3	Chairman Compensation Agreement, dated as of August 9, 2010 and, except as otherwise specifically provided therein, effective as of January 1, 2011, by and between Equity One, Inc. and Chaim Katzman.

10.4	First Amendment to Chairman Compensation Agreement and Restricted Stock Agreement, dated as of August 9, 2010, by and between Equity One, Inc. and Chaim Katzman.

10.5	Restricted Stock Agreement, effective as of August 9, 2010, by and between Equity One, Inc. and Chaim Katzman.

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